EMPLOYMENT AGREEMENT

     Employment Agreement, dated as of January 11, 2005, between Somerset Valley Bank, a New Jersey bank (the "Bank"), Fulton Financial Corporation, a Pennsylvania corporation ("Fulton", and together with Bank, the "Employer"), and Robert P. Corcoran, an adult individual (the "Executive").

                                   BACKGROUND

     Executive is currently employed as the President and Chief Executive Officer of the Bank and the President & CEO of SVB Financial Services, Inc. ("Somerset"). Bank and Executive have previously entered into an Employment Agreement, dated January 1, 1996 ("Original Agreement"), which provides for certain payments upon the occurrence of a change in control. Somerset and Fulton have entered into an Agreement and Plan of Merger of even date (the "Merger Agreement") providing for the merger (the "Merger") of Somerset with and into Fulton. Following the effective date of the Merger, the Employer desires to employ Executive, and Executive desires to be employed by the Employer, on the terms and conditions contained in this Agreement. In addition, the Executive will receive the change of control payments provide for in the Original Agreement as further set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.  Capacity and Duties.
            -------------------

     1.1.  Employment:  Acceptance of  Employment.  The Employer  hereby employs
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Executive,  and Executive hereby agrees to be employed by the Employer,  for the period and upon the terms and conditions hereinafter set forth.

     1.2. Capacity and Duties.
          -------------------

     (a) Executive shall serve as President and Chief Executive Officer of the Bank. Executive shall perform such other duties and shall have such authority consistent with his position as may from time to time reasonably be specified by the Board of Directors of the Bank (the "Board"). Executive shall report directly to the Board and Fulton Senior Management and shall perform his duties for the Bank principally at the Bank's offices located in, or at such other locations determined by the Board and Fulton Senior Management within, a 45 mile radius of Somerville, New Jersey, except for periodic travel that may be necessary or appropriate in connection with the performance of Executive's duties hereunder.

     (b) Executive shall devote his full working time, energy, skill and best efforts to the performance of his duties hereunder, in a manner that will faithfully and diligently further the business and interests of the Bank, and shall not be employed by or participate or engage in or be a part of in any manner the management or operation of any business enterprise other than the Bank without the prior written consent of FFC Senior Management, which consent may be granted or withheld in FFC Management's sole discretion.

Section 2.  Term of Employment.
            ------------------

     2.1. Term. The term of Executive's  employment  hereunder shall commence on
          ----
the effective date of the Merger and shall terminate on the date two (2) years from such effective date, unless further extended or sooner terminated in accordance with the provisions hereof.

Section 3.  Compensation.
            ------------

     3.1.  Basic   Compensation.   As  compensation  for  Executive's   services
           --------------------
hereunder, the Bank shall pay to Executive a salary at an annual rate equal to $255,000 (inclusive of any holiday bonus paid by the Bank), payable in periodic installments in accordance with the Bank's regular payroll practices in effect from time to time. For years subsequent to such year, Executive's salary shall be at least in the amount of his salary for such initial year with such increases, if any, as may be established by FFC Senior Management. Executive's annual salary, as determined in accordance with this Section 3.1, is hereinafter referred to as his "Base Salary".

     3.2.  Employee  Benefits.  In addition to the compensation  provided for in
           ------------------
Section 3.1, Executive shall be entitled during the term of his employment to participate in such of the Bank's employee retirement and welfare benefit plans and other benefit programs, including but not limited to, his current perquisites, medical and disability benefit programs and stock option plans, as may from time to time be provided for similarly situated executive officers of Fulton's subsidiary banks.

     3.3.  Vacation.  Executive  shall be entitled  to annual  paid  vacation in
           --------
conformity with the Bank's regular policies and practices, as determined from time to time by the Board.

     3.4.  Expense  Reimbursement.  During the term of his employment,  the Bank
           ----------------------
shall reimburse Executive for all reasonable expenses incurred by him in connection with the performance of his duties hereunder in accordance with its regular reimbursement policies as in effect from time to time and upon receipt of itemized vouchers therefor and such other supporting information as the Bank may reasonably require.

Section 4.  Termination of Employment.
            -------------------------

     4.1.  Voluntary  Termination.   In  the  event  Executive's  employment  is
           ----------------------
voluntarily terminated by Executive other than for Good Reason, the Bank shall be obligated to pay Executive his Base Salary through the effective date of his termination. Upon making the payments described in this Section 4.1, the Bank shall have no further obligation to Executive hereunder.

     4.2. Termination Without Cause; Termination for Good Reason.
          ------------------------------------------------------

          (a) In the event:

     (i) Executive's employment is terminated by the Bank for any reason other than "Cause", (as defined herein); or

     (ii) Executive's employment is terminated by Executive for "Good Reason" (as defined herein);

then the Bank shall continue to pay Executive all of the consideration provided for in Section 3.1 above during the remainder of the term of this Agreement, subject to the applicable provisions thereof. Executive shall also continue to receive employee benefits cited in Section 3.2 (other than stock options).

     (b) As used herein, the term "Good Reason" shall mean the following:

     (i)  material  breach  of  the  Bank's  material   obligations  under  this
Agreement, provided that the Bank has not remedied such breach after notice and a reasonable opportunity to cure;

     (ii) any decrease in Executive's Base Salary as increased during his term of employment pursuant to this Agreement (except for decreases that are in conjunction with decreases in executive salaries generally), any material reduction in Executive's duties or authority (other than as a result of the consolidation of the Bank with an affiliate of Fulton), and any material reduction in Executive's employee benefits below those required to be provided from time to time pursuant to Section 3.2 and 3.3; or

     (iii) The Bank requiring Executive to be based at a location outside a 45 mile radius of Somerville, New Jersey, except for reasonably required travel on the Bank's business.

     4.3.  Termination  for  Cause.   Executive's   employment  hereunder  shall
           -----------------------
terminate immediately upon notice of termination for "Cause" (as defined herein), in which event the Bank shall not thereafter be obligated to make any further payments hereunder other than amounts (including salary, expense reimbursement, etc.) accrued under this Agreement as of the date of such termination in accordance with generally accepted accounting principles. As used herein, "Cause" shall mean the following, provided that, in the case of circumstances described in clauses (c) and (d) below, Executive shall have been given notice and a reasonable opportunity to cure:

     (a) fraud committed in connection with Executive's employment, dishonesty, theft, misappropriation or embezzlement of the Bank's funds;

     (b) conviction of any felony, crime involving fraud or misrepresentation, or of any other crime (whether or not connected with his employment) the effect of which is likely to adversely affect the Bank or its affiliates;

     (c) repeated and consistent failure of Executive to be present at work during normal business hours unless the absence is because of a disability as described in Section 4.4;

     (d) insubordination, gross incompetence or misconduct in the performance of, or gross neglect of, Executive's duties hereunder;

     (e) use of alcohol or other drugs which interferes with the performance by Executive of his duties; or

     (f) conduct on the part of Executive that brings public discredit or injures the reputation of the Bank or Fulton, in Fulton's reasonable opinion.

     4.4. Benefits  Following Death or Disability.  Following  Executive's total
          ---------------------------------------
disability (as determined under the Bank's long-term disability plan or, if no such plan then exists, by a physician selected by the Bank's Board of Directors) or death during the term of this Agreement, the employment of the Executive will terminate automatically, in which event the Bank shall not thereafter be obligated to make any further payments hereunder other than amounts (including salary, expense reimbursement, etc.) accrued under this Agreement as of the date of such termination in accordance with generally accepted accounting principles or as otherwise specifically provided herein.

     4.5. Death or Disability Following  Termination of Employment.  Executive's
          --------------------------------------------------------
disability or death following his termination pursuant to Section 4.2 shall not effect his right, or if applicable, the right of his beneficiaries, to receive the payments for the balance of the period described in Section 4.2, nor will it affect the right of Executive or his beneficiaries to receive the balance of payments due under Section 6 herein.

     4.6. Beneficiary Designation. Executive may, at any time, by written notice
          -----------------------
to the Bank, name one or more beneficiaries of any benefits which may become payable by the Bank pursuant to this Agreement. If Executive fails to designate a beneficiary any benefits to be paid pursuant to this Agreement shall be paid to Executive's estate.

Section 5.  Restrictive Covenants.
            ---------------------

     5.1. Confidentiality. Executive acknowledges a duty of confidentiality owed
          ---------------
to the Bank and shall not, at any time during or after his employment by the Bank, retain in writing, use, divulge, furnish, or make accessible to anyone, without the express authorization of the Board or Fulton Senior Management, any trade secret, private or confidential information or knowledge of the Bank or any of its affiliates obtained or acquired by him while so employed. All computer software, business cards, customer lists, price lists, contract forms, catalogs, books, records, files and know-how acquired while an employee of the Bank, are acknowledged to be the property of the Bank (or the applicable affiliate) and shall not be duplicated, removed from the Bank's possession or made use of other than in pursuit of the Bank's business and, upon termination of employment for any reason, Executive shall deliver to the Bank, without further demand, all copies thereof which are then in his possession or under his control.

     5.2.  Non-Competition and Nonsolicitation.  Executive shall not, during the
           -----------------------------------
term of employment hereunder and for a period of one (1) year thereafter, directly or indirectly:

     (a) engage, anywhere in a county in which a branch office of the Bank is then located, in commercial banking;

     (b) be or become an officer, director or employee or agent of, or a consultant to or give financial or other assistance to any person or entity considering engaging in commercial banking or so engaged;

     (c) seek in competition with the business of the Bank or Fulton to procure orders from or do business with any customer of the Bank or Fulton;

     (d) solicit, or contact with a view to the engagement or employment by, any person or entity of any person who is an employee of the Bank or Fulton;

     (e) seek to contract with or engage (in such a way as to adversely affect or interfere with the business of the Bank or Fulton) any person or entity who has been contracted with or engaged to provide goods or services to the Bank; or

     (f) engage in or participate in any effort or act to induce any of the customers, associates, consultants, or employees of the Bank, Fulton or any of their affiliates to take any action which might be disadvantageous to the Bank, Fulton or any of their affiliates; provided, however, that nothing herein shall prohibit the Executive and his affiliates from owning, as passive investors, in the aggregate not more than 5% of the outstanding publicly traded stock of any corporation so engaged.

     For the purpose of the foregoing, Fulton shall be deemed to refer to Fulton and all of its present or future affiliates.

     5.3. Injunctive and Other Relief.
          ---------------------------

     (a) Executive acknowledges and agrees that the covenants contained herein are fair and reasonable in light of the consideration paid hereunder, and that damages alone shall not be an adequate remedy for any breach by Executive of his covenants which then apply and accordingly expressly agrees that, in addition to any other remedies which the Bank may have, the Bank shall be entitled to injunctive relief in any court of competent jurisdiction for any breach or threatened breach of any such covenants by Executive. Nothing contained herein shall prevent or delay the Bank from seeking, in any court of competent jurisdiction, specific performance or other equitable remedies in the event of any breach or intended breach by Executive of any of its obligations hereunder.

     (b) In the event Executive breaches his obligations under Section 5.2, the one year period specified therein shall be tolled during the period of any such breach and any litigation seeking remedies for such breach and shall resume upon the conclusion or termination of any such breach and any such litigation. In addition to the other remedies set forth in this Section, Bank shall be entitled to recover the costs and expenses of enforcing its rights under this Agreement, including, without limitation, attorney's fees and costs whether incurred in litigation or otherwise. The remedies set forth in this Section are cumulative and in addition to any and all other remedies available to Bank at law or in equity.

Section 6.  Prior Agreement.  Bank  shall pay  to Executive the amounts provided
            ---------------
for in Section 6(d) of the Original Agreement for a termination by Executive for "Good Reason", as defined in the Original Agreement. Such payment shall be made as follows: (a) one half of the total amount due on the Closing Date; and the remainder in twelve (12) equal monthly installments beginning on the one year anniversary of the Closing Date, provided Executive remains employed by Bank on each payment date (unless such employment is terminated by the employer without Cause, by the employee for Good Reason or by virtue of the Executive's death or Disability). If Executive does not remain employed by Bank on any payment date (unless such employment is terminated by the employer without Cause, by the employee for Good Reason or by virtue of the Executive's death or Disability), Executive shall immediately forfeit all future payments to be made on and after such date pursuant to this Section 6.

Section 7.  Miscellaneous.
            -------------

     7.1.  Invalidity.  If any  provision  hereof is determined to be invalid or
           ----------
unenforceable by a court of competent jurisdiction, Executive shall negotiate in good faith to provide the Bank with protection as nearly equivalent to that found to be invalid or unenforceable and if any such provision shall be so determined to be invalid or unenforceable by reason of the duration or geographical scope of the covenants contained therein, such duration or geographical scope, or both, shall be considered to be reduced to a duration or geographical scope to the extend necessary to cure such invalidity.

     7.2.  Assignment:  Benefit.  This  Agreement  shall  not be  assignable  by
           ----------
Executive, and shall be assignable by the Bank only to any affiliate or to any person or entity which may become a successor in interest (by purchase of assets or stock, or by merger, or otherwise) to the Bank in the business or a portion of the business presently operated by it. Subject to the foregoing, this Agreement and the rights and obligations set forth herein shall inure to the benefit of, and be binding upon, the parties hereto and each of their respective permitted successors, assigns, heirs, executors and administrators, including the restrictive covenants of this Agreement.

     7.3.  Notices.  All  notices  hereunder  shall be in  writing  and shall be
           -------
sufficiently given if hand-delivered, sent by documented overnight delivery service or registered or certified mail, postage prepaid, return receipt requested or by telegram, fax or telecopy (confirmed by U. S. mail), receipt acknowledged, addressed as set forth below or to such other person and/or at such other address as may be furnished in writing by any party hereto to the other. Any such notice shall be deemed to have been given as of the date received, in the case of personal delivery, or on the date shown on the receipt or confirmation therefor, in all other cases. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party if given as provided in this Agreement; provided that nothing herein shall be deemed to affect the right of any party to serve process in any other manner permitted by law.

                           (a)   If to the Bank:

                                 Fulton Financial Corporation
                                 One Penn Square
                                 Lancaster, PA  17604
                                 Attention: General Counsel

                           (b)   If to Executive:

                                 Robert P. Corcoran
                                 12 Harvest Court
                                 Flemington, NJ 08822

     7.4.  Entire  Agreement and  Modification.  This Agreement  constitutes the
           -----------------------------------
entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all prior agreements and understandings with respect thereto. The Original Agreement shall be terminated, with no further rights or obligations thereunder due to or from either party, as of the effective date of the Merger. Any amendment, modification, or waiver of this Agreement shall not be effective unless in writing and agreed and executed by the Bank and the Executive. Neither the failure nor any delay on the part of any party to exercise any right, remedy, power or privilege shall preclude any other or further exercise of the same or of any other right, remedy, power, or privilege with respect to any occurrence and such failure or delay to exercise any right shall be construed as a waiver of any right, remedy, power, or privilege with respect to any other occurrence.

     7.5.  Governing  Law.  This  Agreement  is made  pursuant  to, and shall be
           --------------
construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania (and United States federal law, to the extent applicable), without giving effect to otherwise applicable principles of conflicts of law.

     7.6. Headings;  Counterparts.  The headings of paragraphs in this Agreement
          --------
are for convenience only and shall not affect its interpretation. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall be deemed to constitute but one and the same Agreement.

     7.7.  Further  Assurances.  Each of the parties  hereto shall  execute such
           -------------------
further instruments and take such other actions as any other party shall reasonably request in order to effectuate the purposes of this Agreement.

     7.8. Section 280G. Notwithstanding any other provisions of this Agreement or any other agreement entered into by Executive and the Bank, except any agreement which expressly modifies this Section 7.8 ("Other Agreement"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by the Bank for the direct or indirect provision of compensation to Executive (including groups of participants or beneficiaries of which Executive is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for Executive (a "Benefit Plan"), Executive shall not have any right to receive any payment or other benefit under this Agreement, any Other Agreement, or any Benefit Plan if such payment or benefit, taking into account all other payments or benefits to or for Executive under this Agreement, all Other Agreements, and all Benefit Plans, would cause any payment to Executive under this Agreement to be considered a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code as then in effect (a "Parachute Payment"). In the event that the receipt of any such payment or benefit under this Agreement, any Other Agreement, or any Benefit Plan would cause Executive to be considered to have received a Parachute Payment under this Agreement or any Other Agreement, then Executive shall have the right, in Executive's sole discretion, to designate those payments or benefits under this Agreement, any Other Agreements and/or any Benefit Plans, which should be reduced, amended or eliminated so as to avoid having the payment to Executive under this Agreement or any Other Agreement to be deemed to be a Parachute Payment.

     7.9. Attorneys' Fees and Related Expenses.  All attorneys' fees and related
          ------------------------------------
expenses incurred by Executive in connection with or relating to enforcement by him of his rights under this Agreement shall be paid in full by the Bank provided Executive prevails in connection with enforcing his rights under this Agreement.

     7.10. Mitigation. Executive shall not be required to mitigate the amount of
           ----------
any payment or benefit provided for in Section 4 hereto by seeking employment or otherwise and the Bank shall not be entitled to setoff against the amount of any payments made pursuant to Section 4 hereto with respect to any compensation earned by Executive arising from other employment.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                                   SOMERSET VALLEY BANK


                                    By:   /s/ John K. Kitchen
                                           -------------------------------------
                                    Title:Chairman of the Board
                                           -------------------------------------

                                          FULTON FINANCIAL CORPORATION



                                    By:   /s/ R. Scott Smith
                                           -------------------------------------
                                    Title: President and Chief Operating Officer
                                           -------------------------------------

                                           /s/  Robert P. Corcoran
                                           -------------------------------
                                           Robert P. Corcoran